UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WORLDWIDE WEBB ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

Additional Information about the Extension Meeting

On October 2, 2023, Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (“WWAC”), filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement dated October 2, 2023 (the “Definitive Proxy Statement”), in connection with its extraordinary general meeting of shareholders (the “Extension Meeting”) to, among other things, approve the Extension Amendment Proposal and the Trust Amendment Proposal (each as defined in the Definitive Proxy Statement) and the other matters described therein. WWAC, its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of WWAC’s shareholders in connection with the Extension Meeting. Information about the directors and executive officers of WWAC and their ownership is set forth in WWAC’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC on March 31, 2023, and its other filings with the SEC. Details concerning the proposal to be voted on at the Extension Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF WWAC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WWAC AND THE EXTENSION MEETING AND THE MATTERS TO BE VOTED ON AT THE EXTENSION MEETING. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website (www.sec.gov).

Except as set forth herein, all other information in the Definitive Proxy Statement remains unchanged. If you have previously-submitted a proxy or tendered your shares for redemption in accordance with the procedures set forth in the Definitive Proxy Statement and you do not wish to make any changes, you do not need to do anything further.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2023

WORLDWIDE WEBB ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

770 E Technology Way F13-16 Orem, UT	84997
(Address of principal executive offices)	(Zip Code)

(415) 629-9066

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	WWACU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	WWAC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WWACW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 16, 2023, Worldwide Webb Acquisition Corp. (the “Company”) will convene an extraordinary general meeting of shareholders (the “Meeting”) to, among other things, approve an amendment to the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares sold in the Company’s IPO, from 24 months from the closing of the IPO to 25 months from the closing of the IPO or such earlier date as is determined by our Board of Directors (the “Board”) to be in the best interests of the Company (such date, the “Extended Date”), and to allow the Company, without another shareholder vote, by resolution of our Board, to elect to further extend the Extended Date in one-month increments up to five additional times (with each such extension being upon five days’ advance notice in writing), for a total of up to 30 months from the closing of the IPO, unless the closing of a business combination will have occurred prior thereto (each an “Extension” and such proposal the “Extension Proposal”).

The Extension Proposal is described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on October 2, 2023.

In connection with the Extension Proposal, shareholders of the Company (the “Shareholders”) received a right to redeem their shares of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), for a pro rata portion of the funds in the Trust Account. The deadline to submit such redemptions was 5:00 p.m. Eastern time on October 12, 2023.

As of October 12, 2023, the Company entered into 11 non-redemption agreements (each a “Non-Redemption Agreement” and collectively, the “Non-Redemption Agreements”) with third parties (each a “Non-Redeeming Shareholder” and collectively, the “Non-Redeeming Shareholders”) in connection with the Extension Proposal on the form previously disclosed on the Current Reports on Form 8-K filed with the SEC on October 10, 2023 and October 11, 2023. Pursuant to the Non-Redemption Agreements, the Non-Redeeming Shareholders have agreed not to request redemption of an aggregate of 3,733,623 Class A ordinary shares (the “Non-Redemption Shares”) in connection with the Extension Proposal.

The Non-Redemption Agreements are expected to increase the likelihood that the Extension Proposal is approved by the Shareholders, and increase the amount of funds that remain in the Trust Account following the Meeting, relative to the amount of funds that would be expected to be remaining in the Trust Account following the Meeting had the Non-Redemption Agreements not been entered into and the shares subject to such agreements had been redeemed.

In connection with the Extension Proposal, the Company received redemption requests for 1,517,310 Class A ordinary shares. As of October 12, 2023, 3,200,744 Class A ordinary shares remained following the submission and non-reversal of the aforementioned redemption requests. Holders of the Class A ordinary shares who previously submitted a redemption request may reverse such redemption request at any time prior to the Special Meeting and, accordingly, the number of Class A ordinary shares outstanding may change. Pursuant to the Non-Redemption Agreements, the Company anticipates holders of an additional 578,323 Class A ordinary shares will reverse previously-submitted redemption requests.

If no holders of Class A ordinary shares reverse previously-submitted redemption requests, the Company estimates that as of October 16, 2023, the date of the Special Meeting, approximately $16,113,832 (approximately $10.62 per Class A ordinary share) will be removed from the Trust Account to pay such redeeming holders.

Where You Can Find Additional Information

This Current Report on Form 8-K relates to a proposed business combination transaction among WWAC and Aeries Technology Business Accelerators Pte. Ltd. (“Aeries Technology”). In connection with the proposed transaction,

WWAC has filed with the SEC a registration statement on Form S-4 and proxy statement/prospectus to solicit shareholder approval of the proposed business combination. The definitive proxy statement/prospectus (if and when available) will be delivered to WWAC’s shareholders. In connection with the Extension, WWAC has filed with the SEC a definitive proxy statement to solicit shareholder approval of the proposed Extension. The definitive proxy statement related to the Extension will be delivered to WWAC’s shareholders. WWAC may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF WWAC ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by WWAC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WWAC will be available free of charge at Worldwide Webb Acquisition Corp., 770 E Technology Way F13-16, Orem, UT 84097, attention: Chief Executive Officer.

Participants in the Solicitation

WWAC and its directors and executive officers are participants in the solicitation of proxies from the shareholders of WWAC in respect of the proposed transaction and Extension. Information about WWAC’s directors and executive officers and their ownership of WWAC’s Class A ordinary shares is set forth in WWAC’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, and in WWAC’s other periodic and current reports filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement, and WWAC may also file other relevant materials with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Aeries Technology, Aeries and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of WWAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the proxy statement.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts but are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended, for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements regarding the anticipated benefits of the proposed transaction, the combined company becoming a publicly listed company, the anticipated impact of the proposed transaction on the combined companies’ business and future financial and operating results, and the anticipated timing of closing of the proposed transaction. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the ability to complete the proposed transaction within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WWAC’s securities; (iv) the risk that the transaction may not be completed by WWAC’s business combination deadline and the potential failure to obtain further extensions of the business combination deadline if sought by WWAC; (v) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the Business Combination Agreement by the shareholders of WWAC, the satisfaction of the minimum cash on hand condition following redemptions by the public shareholders of WWAC and the receipt of any governmental and regulatory approvals; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vii) unexpected costs or unexpected liabilities that may result from the proposed transactions, whether or not consummated; (viii) the impact of COVID-19 on Aeries’ business and/or the ability of the parties to complete the proposed transaction; (ix) the effect of disruption from the announcement or pendency of the transaction on Aeries’ business relationships, performance, and business generally; (x) risks that the proposed transaction disrupts current plans and operations of Aeries and potential difficulties in Aeries employee retention as a result of the proposed transaction; (xi) the outcome of any legal proceedings that may be instituted against Aeries or WWAC related to the Business Combination Agreement or the proposed transaction; (xii) the ability to maintain the listing of WWAC’s securities on the Nasdaq Capital Market; (xiii) potential volatility in the price of WWAC’s securities due to a variety of factors, including economic conditions and the effects of these conditions on Aeries’ clients’ businesses and levels of activity, risks related to an economic downturn or recession in India, the United States and other countries around the world, fluctuations in earnings, fluctuations in foreign exchange rates, Aeries’ ability to manage growth, intense competition in IT services including those factors which may affect Aeries’ cost advantage, wage increases in India, the ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, restrictions on immigration, industry segment concentration, Aeries’ ability to manage the international operations, withdrawal or expiration of governmental fiscal incentives, political instability and regional conflicts, legal restrictions on raising capital or acquiring companies outside India, changes in laws and regulations affecting Aeries’s business and changes in the combined company’s capital structure; (xiv) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the proposed transaction; (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) WWAC’s potential need to raise additional capital to execute its business plan, which capital may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; and (xviii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries. The forward-looking statements contained in this communication are also subject to additional risks, uncertainties, and factors, including those described in WWAC’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by WWAC from time to time. The forward-looking statements included in this communication are made only as of the date hereof. None of Aeries, WWAC or any of their affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement or any other document that WWAC may file with the SEC or send to WWAC’s shareholders in connection with the proposed transaction, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2023

WORLDWIDE WEBB ACQUISITION CORP.

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb
Title:	Chief Executive Officer, Chief Financial Officer, and Director